UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 18, 2008 (June 17, 2008)
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
     On June 17, 2008 Range Resources Corporation issued a joint press release announcing an agreement with MarkWest Energy Partners, L.P. to construct and operate gas gathering pipelines and processing facilities associated with its Appalachian Basin. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.
     In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits:
99.1	Press Release dated June 17, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Roger S. Manny
Roger S. Manny
Senior Vice President

Date: June 18, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 17, 2008

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